Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ David J. Aldrich
David J. Aldrich

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Lance C. Balk
Lance C. Balk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Steven W. Berglund
Steven W. Berglund

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as her own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Diane D. Brink
Diane D. Brink

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as her own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Judy L. Brown
Judy L. Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as her own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Nancy Calderon
Nancy Calderon

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Jonathan Klein
Jonathan Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as her own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Vivie (YY) Lee
Vivie (YY) Lee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the “Company”), does constitute and appoint ASHISH CHAND, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 2023 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2024.

/s/ Gregory J. McCray
Gregory J. McCray